Supplement dated June 7, 2002 to the Prospectus dated March 15, 2002

                Claymore Securities Defined Portfolio, Series 120

              National Insured Municipal Bond Portfolio, Series 94


Notwithstanding anything to the contrary in the Prospectus, the dealer concession for Units of the above-captioned trust sold in the primary market after June 5, 2002 is 3.75% of the Public Offering Price.